SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 1, 2008 (February 27, 2008)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
3661 Horseblock Road
Medford, NY 11763
(Address of principal executive offices)
631-924-1135
(Registrant’s Telephone Number)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.  REGULATION FD DISCLOSURE.

(a)           On February 1, 2008, Chembio Diagnostics, Inc. (the “Company”) entered into a sublicense agreement (the “Agreement”) with Bio-Rad Laboratories, Inc. and Bio-Rad Pasteur (collectively, “Bio-Rad”).  Bio-Rad is the exclusive licensee of Institute Pasteur of Paris, France, under the HIV-2 patents.  Pursuant to the terms of the Agreement, Bio-Rad sublicensed to the Company patents related to the use of HIV2.  In exchange for the use of the patents, the Agreement provides that the Company will pay Bio-Rad a $1,000,000 sublicense fee.  The Company will also pay Bio-Rad a royalty on net sales in the United States and Canada of rapid test immunoassay tests sold under the Company’s name (a) for simultaneously detecting “HIV type 1 + HIV type 2” antibodies and/or antigens; (b) being operated with the Company’s Point of Care Rapid Test Platform; and (c) allowing visual and automated signal reading and interpretation through a single test unit format.  The Company will be manufacturing products under the sublicense agreement immediately, but it does not currently have any sales that are subject to the royalty.

The Agreement will continue until the expiration of the last-to-expire of the sublicensed patents, unless otherwise terminated at an earlier date by the Company or Bio-Rad.  In connection with the Agreement and upon payment of $275,000, Bio-Rad also will waive and release the Company from any claims of patent infringement under the sublicensed patents, and waive any right or claim to further royalties arising out of the manufacture, use, import, offer for sale or sale by the Company of the sublicensed products prior to the signature date of the Agreement.

(b)           On February 26, 2008, Chembio Diagnostics, Inc. (the “Company”) issued a press release entitled “Chembio Acquires Non-Exclusive HIV-2 Patent Rights from Bio-Rad.” A copy of the press release is furnished herewith as Exhibit 99.1.

(c)           All of the information in this Item 7.01 of this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates it by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit  99.1 – Press Release dated February 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 27, 2008                                                     CHEMBIO DIAGNOSTICS, INC.

By:    /s/ Lawrence A. Siebert
Lawrence A. Siebert
Chief Executive Officer